UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  July 1, 2025
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2025, DXP Enterprises, Inc., a Texas corporation (the “Company”) entered into an Increase Agreement (the “Increase Agreement”) by and among the Company and certain of the Company’s subsidiaries as borrowers, certain other subsidiaries of the Company as guarantors, Bank of America, N.A., as agent (the “Agent”) and Goldman Sachs Bank USA, as lender, pursuant to which the aggregate commitments under the Company’s existing asset-based revolving credit facility (the “ABL Facility”) were increased by $50 million. Following the effectiveness of the Increase Agreement, the total commitments under the ABL Facility increased from $135 million to $185 million.

The Increase Agreement was entered into pursuant to the terms of the ABL Facility, which permits the Company to request incremental increases in the aggregate commitments, subject to certain conditions. The material terms of the ABL Facility, as previously disclosed, remain in effect and were not otherwise amended in connection with the Increase Agreement.

The foregoing description of the Increase Agreement is not complete and is qualified in its entirety by reference to the full text of the Increase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 8.01. Other Events.

On July 8, 2025, the Company issued a press release announcing its entry into the Increase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 8.01, and Exhibit 99.1 attached hereto, (i) is being furnished pursuant to Item 8.01 of Form 8-K, (ii) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Increase Agreement, dated as of July 1, 2025, by and among the Company and certain subsidiaries of the Company, as borrowers, the guarantors party thereto, Goldman Sachs Bank USA, as lender, and Bank of America, N.A., as agent for the lenders

99.1	Press Release, dated July 8, 2025, announcing the Company’s entry into the Increase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

July 8, 2025	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ David Molero Santos
David Molero Santos
Vice President/Finance and Chief Accounting Officer